CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit 10.21

Execution Version

Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

AMENDMENT NO. 2 TO

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

THIS AMENDMENT NO. 2 TO ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT (this “Amendment”), entered into and effective as of July 2, 2024 (the “Effective Date”), by and between VENTURE GLOBAL PLAQUEMINES LNG, LLC, a Delaware limited liability company (“Owner”), and KZJV LLC, a Texas limited liability company (“Contractor”).

W I T N E S S E T H

WHEREAS, Owner and Contractor are parties to that certain Engineering, Procurement and Construction Agreement dated as of January 10, 2023, as amended by Amendment No. 1 dated as of September 26, 2023 (the “Agreement”): and

WHEREAS, pursuant to Section 41.8 of the Agreement, the Parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and provisions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1. Defined Terms. Capitalized terms not defined in this Amendment shall have the meaning given to such terms in the Agreement.

2. Amendments. Effective as of November 6, 2023, the Agreement is hereby amended as follows:

(i) Exhibit K to the Agreement is deleted in its entirety and replaced with the document included herein as Attachment A to this Amendment.

(ii) Exhibit C to the Agreement is deleted in its entirety and replaced with the document included herein as Attachment B to this Amendment.

3. Benefits. This Amendment shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except with respect to the rights of successors and permitted assigns as provided in the Agreement, including any Person who purchases, leases or takes a security interest in an undivided interest in the Facility (including the Lenders), nothing express or implied in this Amendment is intended to confer upon any person, other than the Parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Amendment.

4. Effect of Amendment. Except as specifically set forth herein, the Agreement, as amended by this Amendment, remains in full force and effect in accordance with its terms.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

5. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

6. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. A signed copy of this Amendment transmitted by facsimile or email shall be treated as an original and shall be binding against the Party whose signature appears on such copy.

[signatures appear on following page]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

VENTURE GLOBAL PLAQUEMINES LNG, LLC

By: [***]
Name: [***]
Title: [***]

KZJV LLC

By: [***]
Name: [***]
Title: [***]

By: [***]
Name: [***]
Title: [***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

Attachment A

EXHIBIT K

LIST OF CONTRACTOR’S KEY PERSONNEL

[Omitted]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

Attachment B

Revised Exhibit C

[Omitted]